UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-19797 (Commission File Number)	74-1989366 (IRS employment identification no.)

550 Bowie Street

Austin, Texas  78703

(Address of principal executive offices)

Registrant’s telephone number, including area code

512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

The Company convened its annual meeting of shareholders on March 9, 2012 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.                     To elect eleven directors to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2013 or upon a successor being elected and qualified. All director nominees were duly elected.

	FOR	WITHHELD	BROKER NON-VOTES	APPLICABLE PERCENTAGES
Dr. John Elstrott	129,201,238	3,838,661	20,636,805	97% FOR
Gabrielle Greene	129,068,122	3,971,777	20,636,805	97% FOR
Shahid (Hass) Hassan	131,045,391	1,994,508	20,636,805	99% FOR
Stephanie Kugelman	121,657,494	11,382,405	20,636,805	91% FOR
John Mackey	124,018,708	9,021,191	20,636,805	93% FOR
Walter Robb	124,024,449	9,015,450	20,636,805	93% FOR
Jonathan Seiffer	113,605,417	19,434,482	20,636,805	85% FOR
Morris (Mo) Siegel	129,048,282	3,991,617	20,636,805	97% FOR
Jonathan Sokoloff	123,511,920	9,527,979	20,636,805	93% FOR
Dr. Ralph Sorenson	116,713,395	16,326,504	20,636,805	88% FOR
W. (Kip) Tindell, III	121,632,128	11,407,771	20,636,805	91% FOR

2.                     To ratify the appointment of Ernst & Young, LLP as independent auditor for the Company for the fiscal year ending September 30, 2012. This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
151,317,166	2,228,652	130,886	99% FOR

3.                     To ratify compensation packages granted to named executive officers. This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
123,142,721	9,307,287	589,891	20,636,805	93% FOR

4.                     To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 300 million to 600 million. This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
131,957,187	21,502,093	217,424	73% FOR

5.                     To adopt the shareholder proposal amending the bylaws to permit removal of a director either with or without cause. This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
77,166,963	46,061,704	9,811,232	20,636,805	63% FOR

6.                     To adopt the shareholder proposal requiring the Chairman of the Board of Directors to be an independent director, whenever possible. This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
49,754,049	83,028,466	257,384	20,636,805	63% AGAINST

Item 8.01       Other Events

On March 9, 2012 the Company’s Board of Directors declared a dividend of $0.14 per share, payable April 17, 2012 to shareholders of record at the close of business on April 5, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date:	March 12, 2012	By:	/s/ Glenda Flanagan
Glenda Flanagan,
Executive Vice President
and Chief Financial Officer